UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    April 22, 2019

Apollo Global Management, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On April 22, 2019, Apollo Global Management, LLC (“Apollo”) posted on its website a presentation with certain historical financial information relating to prior periods for which financial information has already been disclosed that has been updated to reflect the following:

•

Change in Segment Key Performance Measures: Apollo has determined that Segment Distributable Earnings (Segment DE), together with its main components including Fee Related Earnings (FRE), is now the key performance measure used by management in evaluating the performance of Apollo’s credit, private equity and real assets segments. Accordingly, Apollo will no longer report Economic Income (EI) or Economic Net Income (ENI) per share.

•

Changes in Components of Existing Segments: As previously reported, subsequent to December 31, 2018, Apollo determined to change the business segment in which it reports certain funds and accounts to align its segment reporting with the manner in which such funds and accounts were managed. The changes affected the composition, but not the determination, of Apollo’s reporting segments. The changes to Apollo’s performance measure for segment reporting and to the composition of Apollo’s reportable segments have no impact on its financial results presented in accordance with U.S. GAAP, or on the previous calculation of FRE.

•

Change in Distributable Earnings Definition: Subsequent to December 31, 2018, Apollo changed its definition of Distributable Earnings to include depreciation and amortization expenses and renamed it “Segment Distributable Earnings.” Apollo also renamed “Distributable Earnings after Taxes and Related Payables” to “Distributable Earnings.”

•	Segment Strategies: In order to better reflect the grouping of strategies within its segments, Apollo has re-aligned its credit, private equity and real assets segments around certain main strategies.

Apollo intends to use the updated financial information presentation when presenting Apollo’s financial results beginning with the quarter ending March 31, 2019.

Please refer to the presentation posted on the Shareholder section of Apollo’s website at https://www.apollo.com/shareholders for further details relating to the updated financial information presentation described above. From time to time, Apollo uses its website as a distribution channel for financial and other important information.

The information in this Current Report on Form 8–K is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, LLC

Date: April 22, 2019	By:	/s/ Martin Kelly
Martin Kelly
Chief Financial Officer and Co-Chief Operating Officer